Ordinary Shares	12 Months Ended
Dec. 31, 2023
Federal Home Loan Banks [Abstract]
Ordinary Shares
14.	ORDINARY SHARES
In 2021, 2022 and 2023, 4,344,192, 5,748,524 and 6,467,898 ordinary shares were issued in connection with the exercise of options and vesting of restricted share units previously granted to employees, executives and consultants under the Company’s share incentive plans (see Note 16), respectively.
On September 3, 2020, the Company’s Board of Directors authorized a share repurchase program (“2020 share repurchase program”) under which the Company may repurchase up to US$300 million of its shares over the next 12 months. The Company’s proposed repurchases may be made from time to time on the open market at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations.
On June 7, 2022, the Company’s Board of Directors authorized a share repurchase program (“2022 share repurchase program”) under which the Company may repurchase up to US$200 million of its shares over the next 24 months. The Company’s proposed repurchases may be made from time to time on the open market at prevailing market prices, in privately negotiated transactions, in block trades and/or through other legally permissible means, depending on market conditions and in accordance with applicable rules and regulations.

For the years ended December 31, 2021, 2022 and 2023, the Company repurchased 21,124,816, 23,978,072 and 8,354,042 Class A ordinary shares for US$133,395 (RMB862,865), US$56,714 (RMB395,846) and US$29,378 (RMB212,195) on the open market, at a weighted average price of US$12.61, US$4.71 and US$7.01 per ADS, respectively. The Company accounts for the repurchased ordinary shares under the cost method and includes such treasury stock as a component of the shareholders’ equity.